Exhibit 99.1
TALEN ENERGY SUPPLY ANNOUNCES COMMENCEMENT OF CONSENT SOLICITATION FOR ITS 8.625% SENIOR SECURED NOTES DUE 2030
HOUSTON, Jan. 6, 2025 (GLOBE NEWSWIRE) - Talen Energy Corporation (NASDAQ: TLN) announced today that its wholly owned subsidiary, Talen Energy Supply, LLC (“Talen” or the “Company”), is soliciting consents (the “Consents”) from each registered holder of its 8.625% Senior Secured Notes due 2030 (the “Notes”) with respect to the adoption of certain proposed amendments (the “Proposed Amendments”) to the Indenture, dated as of May 12, 2023 (as amended, supplemented or otherwise modified prior to the date hereof, the “Indenture”), among Talen, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee (the “Consent Solicitation”).

Talen is seeking the Proposed Amendments in order to (i) modify certain provisions, including certain covenants and related definitions, in the Indenture in order to substantially conform to the corresponding provisions set forth in the Company’s credit agreement dated May 17, 2023 (as amended, supplemented or otherwise modified prior to the date hereof) and (ii) waive Talen's right to optionally redeem up to 10.0% of the Notes prior to June 1, 2025 at a price equal to 103.000% of the aggregate principal amount of Notes to be redeemed.
Holders of the Notes are referred to the consent solicitation statement of Talen, dated January 6, 2025 (the “Consent Solicitation Statement”), for the detailed terms and conditions of the Consent Solicitation. The Consent Solicitation was commenced today and will expire at 5:00 p.m. (New York City time) on January 13, 2025, unless extended by Talen (such date and time, as the same may be extended, is referred to as the “Expiration Time”). The Consent Solicitation is made solely by means of the Consent Solicitation Statement. The Consent Solicitation Statement contains important information that holders of Notes should carefully read before any decision is made with respect to the Consent Solicitation.
Only holders of the Notes as of 5:00 p.m. (New York City time) on January 3, 2025 (such date and time, including as such date and time may be changed by Talen, from time to time, the “Record Time”) are entitled to consent to the Proposed Amendments pursuant to the Consent Solicitation Statement. In order to implement the Proposed Amendments, a supplemental indenture to the Indenture will be entered into (the “Supplemental Indenture”). If the Supplemental Indenture is executed and the other terms and conditions set forth in the Consent Solicitation Statement are satisfied or waived, then holders of the Notes as of the Record Time will receive a cash payment equal to U.S. $6.25 per U.S. $1,000 principal amount of Notes for which such holder has delivered (and not validly revoked) consent letters and Consents to the Proposed Amendments have been validly delivered prior to the Expiration Time and not validly revoked by such holder. Holders will be permitted to revoke Consents at any time prior to the earlier of the execution and delivery of the Supplemental Indenture (which may occur prior to the Expiration Time) and the Expiration Time.
In order to execute and deliver the Supplemental Indenture, Talen must receive Consents from the holders as of the Record Time representing at least a majority of the aggregate principal amount of the Notes (not including any such Notes that are owned by Talen or any of its affiliates) (the “Requisite Consents”).
The Company’s obligation to accept, and pay for, Consents validly delivered and not revoked is conditioned upon satisfaction of certain conditions as described in the Consent Solicitation Statement, including the receipt of the Requisite Consents. The Company may, in its sole discretion, terminate the Consent Solicitation, allow the Consent Solicitation to lapse, extend the Consent Solicitation and continue soliciting Consents pursuant to the Consent Solicitation or otherwise amend the terms of the Consent Solicitation, including the waiver of any or all of the conditions set forth in the Consent Solicitation.
The Issuer has retained RBC Capital Markets, LLC as lead solicitation agent (the “Lead Solicitation Agent”) and Citigroup Global Markets as a solicitation agent.

Any questions or requests for assistance or for copies of the Consent Solicitation Statement or related documents may be directed to the Information Agent at its telephone numbers or e-mail address set forth below. A holder of Notes as of the Record Time also may contact the Lead Solicitation Agent, at its telephone numbers or e-mail address set forth below, or such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.
The Lead Solicitation Agent for the Consent Solicitation is:

RBC Capital Markets, LLC
Toll-free: (877) 381-2099
Collect: (212) 618-7843
E-mail: liability.management@rbccm.com

The Information Agent for the Consent Solicitation is:
D.F. King & Co., Inc.
Banks and Brokers call: (212) 269-5550 (collect)
All others call toll-free: (800) 769-4414
E-mail: TLNE@dfking.com
THIS PRESS RELEASE IS NEITHER AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY. THIS ANNOUNCEMENT IS ALSO NOT A SOLICITATION OF CONSENTS TO ANY PROPOSED AMENDMENTS. NO RECOMMENDATION IS MADE AS TO WHETHER HOLDERS OF THE NOTES SHOULD CONSENT TO THE PROPOSED AMENDMENTS.

About Talen
Talen Energy (NASDAQ: TLN) is a leading independent power producer and energy infrastructure company dedicated to powering the future. We own and operate approximately 10.7 gigawatts of power infrastructure in the United States, including 2.2 gigawatts of nuclear power and a significant dispatchable fossil fleet. We produce and sell electricity, capacity, and ancillary services into wholesale U.S. power markets, with our generation fleet principally located in the Mid-Atlantic and Montana. Our team is committed to generating power safely and reliably, delivering the most value per megawatt produced and driving the energy transition. Talen is also powering the digital infrastructure revolution. We are well-positioned to capture this significant growth opportunity, as data centers serving artificial intelligence increasingly demand more reliable, clean power. Talen is headquartered in Houston, Texas.
Investor Relations:
Ellen Liu
Senior Director, Investor Relations
InvestorRelations@talenenergy.com

Media:
Taryne Williams
Director, Corporate Communications
Taryne.Williams@talenenergy.com

Forward-Looking Statements
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